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                                                                    EXHIBIT 99.2

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
BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series  1995-A

Distribution Date of:                                                            17-Jul-00
Determined as of:                                                                11-Jul-00
For the Monthly Period Ending:                                                   30-Jun-00
Days in Interest Period (30/360)                                                        30
Days in Interest Period (Actual/360)                                                    32

                                                                                 Beginning             Ending           Change
                                                                                 ---------             ------           ------
Pool Balance (Principal)                                                  3,964,059,975.81   3,939,186,249.85   (24,873,725.96)
Excess Funding Account                                                                0.00               0.00             0.00

Invested Amount                                                              22,800,000.00               0.00   (22,800,000.00)
Class A Invested Amount                                                               0.00               0.00             0.00
Class B Invested Amount                                                      22,800,000.00               0.00   (22,800,000.00)

Principal Funding Account                                                             0.00               0.00             0.00

Adjusted Invested Amount                                                     22,800,000.00               0.00   (22,800,000.00)
Class A Adjusted Invested Amount                                                      0.00               0.00             0.00
Class B Adjusted Invested Amount                                             22,800,000.00               0.00   (22,800,000.00)
Enhancement Invested Amount                                                           0.00               0.00             0.00

Reserve Account                                                               1,900,000.00               0.00    (1,900,000.00)

Available Cash Collateral Amount                                              7,600,000.00               0.00    (7,600,000.00)
Available Shared Collateral Amount                                            3,800,000.00               0.00    (3,800,000.00)
Spread Account                                                                7,600,000.00               0.00    (7,600,000.00)

Servicing Base Amount                                                        22,800,000.00               0.00   (22,800,000.00)

Allocation Percentages
----------------------
Floating Allocation Pct                                                               2.08%
Principal Allocation Pct                                                              9.59%
Class A Floating Pct                                                                 72.31%
Class B Floating Pct                                                                 27.69%
Class A Principal Pct                                                                94.00%
Class B Principal Pct                                                                 6.00%

                                                                                Series
Allocations                                                   Trust             1995-A             Class A          Class B
-----------                                   ----------------------------------------------------------------------------------
Principal Collections                                     458,670,577.49     43,968,764.48      41,330,638.61     2,638,125.87

Finance Charge Collections                                 73,265,134.95      1,521,713.30       1,100,315.77       421,397.53
PFA Investment Proceeds                                               NA        675,389.95               0.00       675,389.95
Reserve Account Draw                                                  NA              0.00               0.00             0.00
                                                                              ------------       ------------     ------------
Available Funds                                                               2,197,103.25       1,100,315.77     1,096,787.48

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                             23,750.00               0.00        23,750.00
Monthly Interest                                                                119,700.00               0.00       119,700.00
Monthly Servicing Fee                                                             4,750.00               0.00         4,750.00
Defaulted Amounts                                          25,354,539.40        526,612.55         380,781.38       145,831.17
                                                                                ----------         ----------       ----------
                                                                                674,812.55         380,781.38       294,031.17

Excess Spread                                                                 1,668,121.86         719,534.38       948,587.48
Required Amount                                                                       0.00               0.00             0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                                      0.00
Risk-Free Fee                                                                                        2,026.67
Interest on CCA Draw                                                                                     0.00
Monthly Cash Collateral Fee                                                                          2,026.67

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
Cash Collateral Account  (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                                       7.48%
Principal Payment Rate Calculation                                                                      11.28%
Calculated Current Month's Spread Account Cap                                                            3.00%
Spread Account Cap Adjustment                                                                            0.00%
Applicable Spread Account Cap Percentage                                                                 3.00%
Beginning Cash Collateral Amount                                                                 7,600,000.00
Required Cash Collateral Amount                                                                          0.00
Cash Collateral Account Draw                                                                             0.00
Cash Collateral Account Surplus                                                                  7,600,000.00
Beginning Spread Account Balance                                                                 7,600,000.00
Required Spread Account Amount                                                                           0.00
Required Spread Account Draw                                                                             0.00
Required Spread Account Deposit                                                                          0.00
Spread Account Surplus                                                                           7,600,000.00

Monthly Principal & Controlled Deposit Amount
----------------------------------------------
Month of Accumulation                                                                                       7
Controlled Accumulation Amount                                                                           0.00
Required PFA Balance                                                                            22,800,000.00
Beginning PFA Balance                                                                                    0.00
Controlled Deposit Amount                                                                       22,800,000.00
Available Investor Principal Collections                                                        44,495,377.03
Principal Shortfall                                                                                      0.00
Shared Principal to Other Series                                                                21,695,377.03
Shared Principal from Other Series                                                                       0.00
Class A Monthly Principal                                                                                0.00
Class B Monthly Principal                                                                       22,800,000.00
Monthly Principal                                                                               22,800,000.00
PFA Deposit                                                                                     22,800,000.00
PFA Withdrawal                                                                                  22,800,000.00
Ending PFA Balance                                                                                       0.00
Principal to Investors                                                                          22,800,000.00
Ending Class A Invested Amount                                                                           0.00
Ending Class B Invested Amount                                                                           0.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                                     N/A
Revolving Investor Interest                                                                               N/A
Class A Invested Amount                                                                                   N/A
Available Principal                                                                                       N/A
Class A Accumulation Period Length                                                                        N/A

Reserve Account
---------------
Available Reserve Account Amount                                                                 1,900,000.00
Covered Amount                                                                                           0.00
Reserve Draw Amount                                                                                      0.00
Portfolio Yield                                                                                          5.55%
Reserve Account Factor                                                                                  50.00%
Portfolio Adjusted Yield                                                                                 3.99%
Reserve Account Funding Period Length                                                                       3
Reserve Account Funding Date                                                                        15-Oct-99
Weighted Average Coupon                                                                                  6.30%
Required Reserve Account Amount                                                                          0.00
Reserve Account Surplus                                                                          1,900,000.00
Required Reserve Account Deposit                                                                         0.00
Portfolio Yield - 3 month average                                                                        8.75%
Base Rate - 3 month average                                                                              4.67%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                        4.09%


*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly
Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the
Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.
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